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                    BLACKROCK PROVIDENT INSTITUTIONAL FUNDS
                                 (the "Trust")


                        Supplement dated August 2, 2001
                   To the Prospectus dated January 29, 2001

     The following disclosure supplements the information in the Prospectus for the Trust's Institutional Shares, Dollar Shares, Cash Management Shares, Cash Reserve Shares, Administration Shares and Plus Shares.

     Under the "Price of Fund Shares" caption, the second, third and fourth sentence of the first paragraph are deleted in their entirety and replaced with the following:

     The net asset value of each Fund, except TempFund, TempCash, FedFund and T-Fund, is determined as of 12:00 Noon and 4:00 PM Eastern Time (9:00 AM and 1:00 PM Pacific Time). The net asset value of TempFund, TempCash and FedFund is determined as of 12:00 Noon and 6:00 PM Eastern Time (9:00 AM and 3:00 PM Pacific Time), and the net asset value of T-Fund is determined as of 12:00 Noon and 5:30 PM Eastern Time (9:00 AM and 2:30 PM Pacific
     Time).

     Under the "Price of Fund Shares" caption, the last sentence of the first paragraph is deleted.

     Under the "Purchase of Shares" caption, the third sentence of the third paragraph is revised as follows:

     Purchase orders received after the deadlines, and orders for which payment has not been received by 4:00 PM Eastern Time (5:30 PM Eastern Time for TempFund, TempCash and T-Fund) will not be accepted, and notice thereof will be given to the institution placing the order.+

     In addition, the chart immediately following the third paragraph under the "Purchase of Shares" caption is revised to reflect a change in the deadline for the execution of purchase orders for shares of TempCash from 3:00 PM Eastern Time to 5:30 PM Eastern Time. The second footnote under the chart is revised as follows:

     *Purchase orders placed between 3:00 p.m. and 5:30 p.m. Eastern Time may only be transmitted by telephone. TempFund, TempCash and T-Fund reserve the right to limit the amount of such orders or to reject an order for any reason.

     Under the "Redemption of Shares" caption, the second paragraph is replaced with the following:

     The chart below outlines the deadlines for the redemption of shares of the Funds. Payment for redeemed shares of the Funds for which redemption requests are received by

                                                                   SUPP 08/02/01
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     PFPC by the established deadlines on a Business Day is made in federal funds wired to the redeeming shareholder on the same day. Payment of redemption requests that are received after the established deadlines is wired in federal funds on the next Business Day following the redemption. If the Federal Reserve Bank is closed on the day the redemption proceeds would otherwise be wired, wiring the redemption proceeds may be delayed one additional Business Day. Also, a Fund may suspend the right of redemption or postpone the date of payment under the conditions specified in the 1940 Act.

     In addition, the chart immediately following the second paragraph under the "Redemption of Shares" caption is revised to reflect a change in the deadline for the redemption of shares of TempCash from 3:00 PM Eastern Time to 5:30 PM Eastern Time. The second footnote under the chart is revised as follows:

     *Redemption orders placed between 3:00 p.m. and 5:30 p.m. Eastern Time may only be transmitted by telephone. TempFund, TempCash and T-Fund reserve the right to limit the amount of such orders or to reject an order for any reason.

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